UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2023
Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma 73104
Address of Principal Executive Offices, Including Zip Code)
405-415-8699
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPX	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
New Mexico Acquisition

On April 3, 2023 (the “Closing Date”), Riley Exploration - Permian, LLC. (“REP LLC”), a wholly-owned subsidiary of Riley Exploration Permian, Inc. (“REPX,” together with REP LLC, hereinafter referred to as the “Company”), completed its previously announced acquisition of oil and natural gas assets (the “New Mexico Acquisition”) from Pecos Oil & Gas, LLC (“Pecos”), a Delaware limited liability company and an affiliate of Cibolo Energy Partners LLC.

The aggregate purchase price of the New Mexico Acquisition is $330 million, subject to customary purchase price adjustments pursuant to the purchase and sale agreement (the “Purchase Agreement”), and was funded through a combination of borrowings under the Company's revolving credit facility and proceeds from the issuance of $200 million of unsecured senior notes.

The foregoing description of the Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

10.50% Senior Unsecured Notes due 2028

On the Closing Date, the Company (as “Issuer”) completed its issuance of $200 million aggregate principal amount of 10.50% Senior Unsecured Notes due 2028 (the “Senior Notes”) pursuant to a note purchase agreement (the “Note Purchase Agreement”), which the Senior Notes were issued at a 6% discount. The net proceeds from the Senior Notes were used to fund a portion of the purchase price and related fees, costs and expenses for the New Mexico Acquisition.

The Issuer may, at its option, redeem, at any time and from time to time on or prior to April 3, 2026, some or all of the Senior Notes at 100% of the principal amount thereof plus the make-whole amount plus a premium of 5.25% as set forth in the Note Purchase Agreement plus accrued and unpaid interest, if any. After April 3, 2026, but on or prior to October 3, 2026, the Issuer may, at its option, redeem, at any time and from time to time some or all of the Senior Notes at 100% of the principal amount thereof plus a premium of 5.25% as set forth in the Note Purchase Agreement plus accrued and unpaid interest, if any. After October 3, 2026, the Issuer may redeem some or all of the Senior Notes at 100% of the principal amount thereof plus accrued and unpaid interest, if any. The principal remaining outstanding at the time of maturity is required to be paid in full by the Issuer.

The Note Purchase Agreement contains customary terms and covenants, including limitations on the Company’s ability to incur additional secured and unsecured indebtedness.

The foregoing description of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Amendment to Credit Agreement

On the Closing Date, the Company entered into the fourteenth amendment (the “Fourteenth Amendment”) to the credit facility dated September 28, 2017 (the “Credit Facility”) with Truist Bank, as Administrative Agent, and the lenders party thereto. The Fourteenth Amendment to the Credit Facility increased the maximum facility amount to $1.0 billion and increased the borrowing base to $325 million. The Company used borrowings from the Credit Facility to fund the remainder of the purchase price and related fees, costs and expenses for the New Mexico Acquisition.

The foregoing description of the Fourteenth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The description of the New Mexico Acquisition set forth in Item 1.01 above is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Arrangement of a Registrant.

The description of the Senior Notes and the Credit Facility set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On April 4, 2023, the Company issued a press release announcing the completion of the New Mexico Acquisition and the completion of the issuance of the Senior Notes and the Fourteenth Amendment. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2. of Form 8-K, the information furnished pursuant to Item 7.01 in this Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the SEC.

(b) Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K. The amendment will be filed no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the SEC.

(d)    Exhibits

Exhibit No.	Description

2.1	Purchase and Sale Agreement dated February 22, 2023 by and between Pecos Oil & Gas, LLC, as Seller, and Riley Exploration - Permian, LLC, as Purchaser (incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on February 27, 2023).
4.1*
Note Purchase Agreement, dated as of April 3, 2023, among Riley Exploration – Permian, LLC, as Issuer, Riley Exploration Permian, Inc., as Parent, each of the subsidiaries of the Issuer party thereto as guarantors, each of the holders from time to time party thereto, and U.S. Bank Trust Company, National Association, as agent for the holders (including Form of 10.5% Senior Unsecured Note due 2028)

10.1*	Fourteenth Amendment to the Credit Agreement dated as of April 3, 2023, by and among Riley Exploration Permian, Inc., Riley Exploration - Permian, LLC, as borrower, Truist Bank, as administrative agent, and the lenders party thereto
99.1*	Press Release dated April 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*	Filed herewith
•Other than the Exhibits specifically listed above, schedules, annexes and other exhibits to the Purchase and Sale Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date: April 4, 2023	By:	/s/ Philip Riley
Philip Riley
Chief Financial Officer